EXHIBIT 16

 SNAP, N-1A

 Performance Schedule

 FYE 6/30/97

Yield Computation Schedule
==========================

Account Balance (1 share @ $1.00)                                1.000000000

Dividend Declaration

                            June 30, 1997                        0.000155043
                            June 29, 1997                        0.000151243
                            June 28, 1997                        0.000151243
                            June 27, 1997                        0.000151243
                            June 26, 1997                        0.000151162
                            June 25, 1997                        0.000151049
                            June 24, 1997                        0.000151311
                                                     -----------------------
                                                                 0.001062294

Ending Account Balance                                           1.001062294
Less: Beginning Account Balance                                  1.000000000

                                                     -----------------------
     Difference                                                  0.001062294

Base Period Return
     (Difference/Beginning Account Balance)                      0.001062294

Yield Quotation
     (Base Period Return *365/7)                                        5.54%

Effective Yield Quotation
     [(Base Period Return +1)^365/7)]                                   5.69%


Performance Calculation
=======================

Initial Investment                                                  1,000.00
Initial NAV                                                             1.00
Initial Shares                                                      1,000.00
Shares from Distribution                                               55.10
End of Period NAV                                                       1.00
Total Return                                                            5.51%



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